The Global Custody Agreement dated January 3, 1994, as amended, between The Chase Manhattan Bank, N.A. and T. Rowe Price Funds should be inserted here.







          PAGE 1
                               GLOBAL CUSTODY AGREEMENT


               This AGREEMENT is effective January 3, 1994, and is between THE CHASE MANHATTAN BANK, N.A. (the "Bank") and EACH OF THE

          ENTITIES LISTED ON SCHEDULE A HERETO, Individually and Separately (each individually, the "Customer").

          1.   Customer Accounts.

               The Bank agrees to establish and maintain the following accounts ("Accounts"):

               (a)  A custody account in the name of the Customer
          ("Custody Account") for any and all stocks, shares, bonds, debentures, notes, mortgages or other obligations for the payment of money, bullion, coin and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same or evidencing or representing any other rights or interests therein and other similar property whether certificated or uncertificated as may be received by the Bank or its Subcustodian (as defined in Section 3) for the account of the Customer ("Securities"); and

               (b) A deposit account in the name of the Customer ("Deposit Account") for any and all cash in any currency received by the Bank or its Subcustodian for the account of the Customer, which cash shall not be subject to withdrawal by draft or check.

               The Customer warrants its authority to: 1) deposit the cash and Securities ("Assets") received in the Accounts and 2) give Instructions (as defined in Section 11) concerning the Accounts. The Bank may deliver securities of the same class in place of those deposited in the Custody Account.

               Upon written agreement between the Bank and the Customer, additional Accounts may be established and separately accounted for as additional Accounts under the terms of this Agreement.

          2. Maintenance of Securities and Cash at Bank and Subcustodian Locations.

               Unless Instructions specifically require another location acceptable to the Bank:

               (a) Securities will be held in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for payment or where such Securities are acquired; and















          PAGE 2
               (b) Cash will be credited to an account in a country or other jurisdiction in which such cash may be legally deposited or is the legal currency for the payment of public or private debts.

               Cash may be held pursuant to Instructions in either interest or non-interest bearing accounts as may be available for the particular currency. To the extent Instructions are issued and the Bank can comply with such Instructions, the Bank is authorized to maintain cash balances on deposit for the Customer with itself or one of its affiliates at such reasonable rates of interest as may from time to time be paid on such accounts, or in non-interest bearing accounts as the Customer may direct, if acceptable to the Bank.

               If the Customer wishes to have any of its Assets held in the custody of an institution other than the established
          Subcustodians as defined in Section 3 (or their securities depositories), such arrangement must be authorized by a written agreement, signed by the Bank and the Customer.

          3.   Subcustodians and Securities Depositories.

               The Bank may act under this Agreement through the subcustodians listed in Schedule B of this Agreement with which the Bank has entered into subcustodial agreements ("Subcustodians"). The Customer authorizes the Bank to hold Assets in the Accounts in accounts which the Bank has established with one or more of its branches or Subcustodians. The Bank and Subcustodians are authorized to hold any of the Securities in their account with any securities depository in which they participate.

               The Bank reserves the right to add new, replace or remove Subcustodians. The Customer will be given reasonable notice by the Bank of any amendment to Schedule B. Upon request by the Customer, the Bank will identify the name, address and principal place of business of any Subcustodian of the Customer's Assets and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

          4.   Use of Subcustodian.

               (a) The Bank will identify such Assets on its books as belonging to the Customer.

               (b) A Subcustodian will hold such Assets together with assets belonging to other customers of the Bank in accounts identified on such Subcustodian's books as special custody accounts for the exclusive benefit of customers of the Bank.

               (c) Any Assets in the Accounts held by a Subcustodian will be subject only to the instructions of the Bank or its agent.












          PAGE 3
          Any Securities held in a securities depository for the account of a Subcustodian will be subject only to the instructions of such Subcustodian.

               (d) Any agreement the Bank enters into with a Subcustodian for holding its customer's assets shall provide that such assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors except for a claim for payment for safe custody or administration, and that the beneficial ownership of such assets will be freely transferable without the payment of money or value other than for safe custody or administration. The foregoing shall not apply to the extent of any special agreement or arrangement made by the Customer with any particular Subcustodian.

          5.   Deposit Account Transactions.

               (a) The Bank or its Subcustodians will make payments from the Deposit Account upon receipt of Instructions which include all information required by the Bank.

               (b)  In the event that any payment to be made under this
          Section 5 exceeds the funds available in the Deposit Account, the Bank, in its discretion, may advance the Customer such excess amount which shall be deemed a loan payable on demand, bearing interest at the rate customarily charged by the Bank on similar loans.

               (c) If the Bank credits the Deposit Account on a payable date, or at any time prior to actual collection and reconciliation to the Deposit Account, with interest, dividends, redemptions or any other amount due, the Customer will promptly return any such amount upon oral or written notification: (i) that such amount has not been received in the ordinary course of business or (ii) that such amount was incorrectly credited. If the Customer does not promptly return any amount upon such notification, the Bank shall be entitled, upon oral or written notification to the Customer, to reverse such credit by debiting the Deposit Account for the amount previously credited. The Bank or its Subcustodian shall have no duty or obligation to institute legal proceedings, file a claim or a proof of claim in any insolvency proceeding or take any other action with respect to the collection of such amount, but may act for the Customer upon Instructions after consultation with the Customer.

          6.   Custody Account Transactions.

               (a) Securities will be transferred, exchanged or delivered by the Bank or its Subcustodian upon receipt by the Bank of Instructions which include all information required by the Bank. Settlement and payment for Securities received for, and delivery of Securities out of, the Custody Account may be made in












          PAGE 4
          accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivery of Securities to a purchaser, dealer or their agents against a receipt with the expectation of receiving later payment and free delivery. Delivery of Securities out of the Custody Account may also be made in any manner specifically required by Instructions acceptable to the Bank.

               (b) The Bank, in its discretion, may credit or debit the Accounts on a contractual settlement date with cash or Securities with respect to any sale, exchange or purchase of Securities. Otherwise, such transactions will be credited or debited to the Accounts on the date cash or Securities are actually received by the Bank and reconciled to the Account.

               (i) The Bank may reverse credits or debits made to the Accounts in its discretion if the related transaction fails to settle within a reasonable period, determined by the Bank in its discretion, after the contractual settlement date for the related transaction.

               (ii) If any Securities delivered pursuant to this
               Section 6 are returned by the recipient thereof, the Bank may reverse the credits and debits of the particular transaction at any time.

          7.   Actions of the Bank.

               The Bank shall follow Instructions received regarding assets held in the Accounts. However, until it receives Instructions to the contrary, the Bank will:

               (a) Present for payment any Securities which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation, to the extent that the Bank or Subcustodian is actually aware of such opportunities.

               (b) Execute in the name of the Customer such ownership and other certificates as may be required to obtain payments in respect of Securities.

               (c) Exchange interim receipts or temporary Securities for definitive Securities.

               (d) Appoint brokers and agents for any transaction involving the Securities, including, without limitation, affiliates of the Bank or any Subcustodian.

               (e) Issue statements to the Customer, at times mutually agreed upon, identifying the Assets in the Accounts.












          PAGE 5
               The Bank will send the Customer an advice or notification of any transfers of Assets to or from the Accounts. Such statements, advices or notifications shall indicate the identity of the entity having custody of the Assets. Unless the Customer sends the Bank a written exception or objection to any Bank statement within ninety (90) days of receipt, the Customer shall be deemed to have approved such statement. The Bank shall, to the extent permitted by law, be released, relieved and discharged with respect to all matters set forth in such statement or reasonably implied therefrom as though it had been settled by the decree of a court of competent jurisdiction in an action where the Customer and all persons having or claiming an interest in the Customer or the Customer's Accounts were parties if: (a) the Customer has failed to provide a written exception or objection to any Bank statement within ninety (90) days of receipt and where the Customer's failure to so provide a written exception or objection within such ninety (90) day period has limited the Bank's (i) access to the records, materials and other information required to investigate the Customer's exception or objection, and (ii) ability to recover from third parties any amounts for which the Bank may become liable in connection with such exception or objection, or (b) where the Customer has otherwise explicitly approved any such statement.

               All collections of funds or other property paid or distributed in respect of Securities in the Custody Account shall be made at the risk of the Customer. The Bank shall have no liability for any loss occasioned by delay in the actual receipt of notice by the Bank or by its Subcustodians of any payment, redemption or other transaction regarding Securities in the Custody Account in respect of which the Bank has agreed to take any action under this Agreement.

          8.   Corporate Actions; Proxies.

               Whenever the Bank receives information concerning the Securities which requires discretionary action by the beneficial owner of the Securities (other than a proxy), such as subscription rights, bonus issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to securities holders ("Corporate Actions"), the Bank will give the Customer notice of such Corporate Actions to the extent that the Bank's central corporate actions department has actual knowledge of a Corporate Action in time to notify its customers.

               When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split or similar Corporate Action is received which bears an expiration date, the Bank will endeavor to obtain Instructions from the Customer or its Authorized Person, but if Instructions are not received in time for the Bank to take timely action, or actual notice of such Corporate Action was received too late to seek Instructions, the












          PAGE 6
          Bank is authorized to sell such rights entitlement or fractional interest and to credit the Deposit Account with the proceeds or take any other action it deems, in good faith, to be appropriate in which case it shall be held harmless for any such action.

               The Bank will deliver proxies to the Customer or its designated agent pursuant to special arrangements which may have been agreed to in writing. Such proxies shall be executed in the appropriate nominee name relating to Securities in the Custody Account registered in the name of such nominee but without indicating the manner in which such proxies are to be voted; and where bearer Securities are involved, proxies will be delivered in accordance with Instructions.

          9.   Nominees.

               Securities which are ordinarily held in registered form may be registered in a nominee name of the Bank, Subcustodian or securities depository, as the case may be. The Bank may without notice to the Customer cause any such Securities to cease to be registered in the name of any such nominee and to be registered in the name of the Customer. In the event that any Securities registered in a nominee name are called for partial redemption by the issuer, the Bank may allot the called portion to the respective beneficial holders of such class of security pro rata or in any other manner that is fair, equitable and practicable. The Customer agrees to hold the Bank, Subcustodians, and their respective nominees harmless from any liability arising directly or indirectly from their status as a mere record holder of Securities in the Custody Account.

          10.  Authorized Persons.

               As used in this Agreement, the term "Authorized Person" means employees or agents including investment managers as have been designated by written notice from the Customer or its designated agent to act on behalf of the Customer under this Agreement. Such persons shall continue to be Authorized Persons until such time as the Bank receives Instructions from the Customer or its designated agent that any such employee or agent is no longer an Authorized Person.

          11.  Instructions.

               The term "Instructions" means instructions of any Authorized Person received by the Bank, via telephone, telex, TWX, facsimile transmission, bank wire or other teleprocess or electronic instruction or trade information system acceptable to the Bank which the Bank believes in good faith to have been given by Authorized Persons or which are transmitted with proper testing or authentication pursuant to terms and conditions which the Bank may specify. Unless otherwise expressly provided, all













          PAGE 7
          Instructions shall continue in full force and effect until canceled or superseded.

               Any Instructions delivered to the Bank by telephone shall promptly thereafter be confirmed in writing by an Authorized Person (which confirmation may bear the facsimile signature of such Person), but the Customer will hold the Bank harmless for the failure of an Authorized Person to send such confirmation in writing, the failure of such confirmation to conform to the telephone instructions received or the Bank's failure to produce such confirmation at any subsequent time. The Bank may electronically record any Instructions given by telephone, and any other telephone discussions with respect to the Custody Account. The Customer shall be responsible for safeguarding any testkeys, identification codes or other security devices which the Bank shall make available to the Customer or its Authorized Persons.

          12.  Standard of Care; Liabilities.

               (a) The Bank shall be responsible for the performance of only such duties as are set forth in this Agreement or expressly contained in Instructions which are consistent with the provisions of this Agreement. Notwithstanding anything to the contrary in this Agreement:

               (i) The Bank will use reasonable care with respect to its obligations under this Agreement and the safekeeping of Assets. The Bank shall be liable to the Customer for any loss which shall occur as the result of the failure of a Subcustodian to exercise reasonable care with respect to the safekeeping of such Assets to the same extent that the Bank would be liable to the Customer if the Bank were holding such Assets in New York. In the event of any loss to the Customer by reason of the failure of the Bank or its Subcustodian to utilize reasonable care, the Bank shall be liable to the Customer only to the extent of the Customer's direct damages, and shall in no event be liable for any special or consequential damages.

               (ii) The Bank will not be responsible for any act, omission, default or for the solvency of any broker or agent which it or a Subcustodian appoints unless such appointment was made negligently or in bad faith or for any loss due to the negligent act of such broker or agent except to the extent that such broker or agent (other than a Subcustodian) performs in a negligent manner which is the cause of the loss to the Customer and the Bank failed to exercise reasonable care in monitoring such broker's or agent's performance where Customer has requested and Bank has agreed to accept such monitoring responsibility.












          PAGE 8
               (iii) The Bank shall be indemnified by, and without liability to the Customer for any action taken or omitted by the Bank whether pursuant to Instructions or otherwise within the scope of this Agreement if such act or omission was in good faith, without negligence. In performing its obligations under this Agreement, the Bank may rely on the genuineness of any document which it believes in good faith to have been validly executed.

               (iv) The Customer agrees to pay for and hold the Bank harmless from any liability or loss resulting from the imposition or assessment of any taxes or other governmental charges, and any related expenses with respect to income from or Assets in the Accounts, except to the extent that the Bank has failed to exercise reasonable care in performing any obligations which the Bank may have agreed to assume (in addition to those stated in this Agreement) with respect to taxes and such failure by the Bank is the direct cause of such imposition or assessment of such taxes, charges or expenses.

               (v) The Bank shall be entitled to rely, and may act, upon the advice of counsel (who may be counsel for the Customer) on all legal matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice; provided, that the Bank gives (to the extent practicable) prior notice to Customer of Bank's intention to so seek advice of counsel and an opportunity for consultation with Customer on the proposed contact with counsel.

               (vi) The Bank represents and warrants that it currently maintain a banker's blanket bond which provides standard fidelity and non-negligent loss coverage with respect to the Securities and Cash which may be held by Subcustodians pursuant to this Agreement. The Bank agrees that if at any time it for any reason discontinues such coverage, it shall immediately give sixty (60) days' prior written notice to the Customer. The Bank need not maintain any insurance for the benefit of the Customer.

               (vii) Without limiting the foregoing, the Bank shall not be liable for any loss which results from:
               (1) the general risk of investing, or (2) investing or holding Assets in a particular country including, but not limited to, losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; and market













          PAGE 9
               conditions which prevent the orderly execution of securities transactions or affect the value of Assets.

               (viii) Neither party shall be liable to the other for any loss due to forces beyond their control including, but not limited to strikes or work stoppages, acts of war or terrorism, insurrection, revolution, nuclear fusion, fission or radiation, or acts of God.

               (b) Consistent with and without limiting the first paragraph of this Section 12, it is specifically acknowledged that the Bank shall have no duty or responsibility to:

               (i) question Instructions or make any suggestions to the Customer or an Authorized Person regarding such Instructions;

               (ii) supervise or make recommendations with respect to investments or the retention of Securities;

               (iii) advise the Customer or an Authorized Person regarding any default in the payment of principal or income of any security other than as provided in
               Section 5(c) of this Agreement;

               (iv) evaluate or report to the Customer or an Authorized Person regarding the financial condition of any broker, agent (other than a Subcustodian) or other party to which Securities are delivered or payments are made pursuant to this Agreement;

               (v) review or reconcile trade confirmations received from brokers. The Customer or its Authorized Persons (as defined in Section 10) issuing Instructions shall bear any responsibility to review such confirmations against Instructions issued to and statements issued by the Bank.

               (c) The Customer authorizes the Bank to act under this Agreement notwithstanding that the Bank or any of its divisions or affiliates may have a material interest in a transaction, or circumstances are such that the Bank may have a potential conflict of duty or interest including the fact that the Bank or any of its affiliates may provide brokerage services to other customers, act as financial advisor to the issuer of Securities, act as a lender to the issuer of Securities, act in the same transaction as agent for more than one customer, have a material interest in the issue of Securities, or earn profits from any of the activities listed herein.

          13.  Fees and Expenses.













          PAGE 10
               The Customer agrees to pay the Bank for its services under this Agreement such amount as may be agreed upon in writing, together with the Bank's reasonable out-of-pocket or incidental expenses, including, but not limited to, reasonable legal fees. The Bank shall have a lien on and is authorized to charge any Accounts of the Customer for any amount owing to the Bank under any provision of this Agreement upon notice to the Customer.

          14.  Miscellaneous.

               (a) Foreign Exchange Transactions. Pursuant to Instructions, which may be standing Instructions, to facilitate the administration of the Customer's trading and investment activity, the Bank is authorized to enter into spot or forward foreign exchange contracts with the Customer or an Authorized Person for the Customer and may also provide foreign exchange through its subsidiaries or Subcustodians. The Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where the Bank, its subsidiaries, affiliates or Subcustodians enter into a foreign exchange contract related to Accounts, the terms and conditions of the then current foreign exchange contract of the Bank, its subsidiary, affiliate or Subcustodian and, to the extent not inconsistent, this Agreement shall apply to such transaction.

               (b) Certification of Residency, etc. The Customer certifies that it is a resident of the United States and agrees to notify the Bank of any changes in residency. The Bank may rely upon this certification or the certification of such other facts as may be required to administer the Bank's obligations under this Agreement. The Customer will indemnify the Bank against all losses, liability, claims or demands arising directly or indirectly from any such certifications.

               (c) Access to Records. The Bank shall allow the Customer's independent public accountants, officers and advisers reasonable access to the records of the Bank relating to the Assets as is required in connection with their examination of books and records pertaining to the Customer's affairs. Subject to restrictions under applicable law, the Bank shall also obtain an undertaking to permit the Customer's independent public accountants reasonable access to the records of any Subcustodian which has physical possession of any Assets as may be required in connection with the examination of the Customer's books and records.

               (d) Governing Law; Successors and Assigns. This Agreement shall be governed by the laws of the State of New York and shall not be assignable by either party, but shall bind the successors in interest of the Customer and the Bank.















          PAGE 11
               (e) Entire Agreement; Applicable Riders. Customer represents that the Assets deposited in the Accounts are (Check one):

                  X *  Employee Benefit Plan or other assets subject to the
               Employee Retirement Income
                    Security Act of 1974, as amended ("ERISA");

                  X ** Mutual Fund assets subject to certain Securities and Exchange Commission
                     ("SEC") rules and regulations;

                  X ***  Neither of the above.

               With respect to each Customer, this Agreement consists exclusively of this document together with Schedules A, B, Exhibits I - _______ and the following Rider(s) to the extent indicated on Schedule A hereto opposite the name of the Customer under the column headed "Applicable Riders to Agreement":

                 X    ERISA


                 X    MUTUAL FUND


                      SPECIAL TERMS AND CONDITIONS

               There are no other provisions of this Agreement and this Agreement supersedes any other agreements, whether written or oral, between the parties. Any amendment to this Agreement must be in writing, executed by both parties.

               (f) Severability. In the event that one or more provisions of this Agreement are held invalid, illegal or enforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions will not in any way
                                        ____________________

               * With respect to each Customer listed on Schedule A hereto under the heading "ERISA Trusts".

               ** With respect to each Customer listed on Schedule A hereto under the heading "Investment Companies/Portfolios Registered under the Investment Company Act of 1940".

               *** With respect to certain of the Customers listed on Schedule A hereto under the heading "Separate Accounts" as indicated on Schedule A.












          be affected or impaired.


          PAGE 12
               (g) Waiver. Except as otherwise provided in this Agreement, no failure or delay on the part of either party in exercising any power or right under this Agreement operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is to be enforced.

               (h) Notices. All notices under this Agreement shall be effective when actually received. Any notices or other communications which may be required under this Agreement are to be sent to the parties at the following addresses or such other addresses as may subsequently be given to the other party in writing:


               Bank:     The Chase Manhattan Bank, N.A.
                         Chase MetroTech Center
                         Brooklyn, NY  11245
                         Attention:  Global Investor Services
                         Telephone:  (718) 242-3455
                         Facsimile:  (718) 242-1374

               Copy to:  The Chase Manhattan Bank, N.A.
                         Woolgate House
                         Coleman Street
                         London EC2P 2HD England
                         Attention: Global Investor Services
                         Telephone: 44-71-962-5000
                         Facsimile: 44-71-962-5377
                         Telex: 8954681CMBG

               Customer: Name of Customer from Schedule A
                         c/o T. Rowe Price
                         100 East Pratt Street
                         Baltimore, MD  21202
                         Attention: Treasurer
                         Telephone: (410) 625-6658
                         Facsimile: (410) 547-0180

               (i) Termination. This Agreement may be terminated by the Customer or the Bank by giving ninety (90) days written notice to the other, provided that such notice to the Bank shall specify the names of the persons to whom the Bank shall deliver the Assets in the Accounts. If notice of termination is given by the Bank, the Customer shall, within ninety (90) days following receipt of the notice, deliver to the Bank Instructions specifying the names of the persons to whom the Bank shall deliver the Assets. In either case the Bank will deliver the Assets to the persons so specified, after deducting any amounts which the Bank determines in good faith to be owed to it under

          PAGE 13
          Section 13. If within ninety (90) days following receipt of a notice of termination by the Bank, the Bank does not receive Instructions from the Customer specifying the names of the persons to whom the Bank shall deliver the Assets, the Bank, at its election, may deliver the Assets to a bank or trust company doing business in the State of New York to be held and disposed of pursuant to the provisions of this Agreement, or to Authorized Persons, or may continue to hold the Assets until Instructions are provided to the Bank.

               (j) Entire Agreement. This Agreement, including the Schedules and Riders hereto, embodies the entire agreement and understanding of the parties in respect of the subject matter contained in this Agreement. This Agreement supersedes all other custody or other agreements between the parties with respect to such subject matter, which prior agreements are hereby terminated effective as of the date hereof and shall have no further force or effect.


                                   EACH OF THE CUSTOMERS, INDIVIDUALLY
                                   AND SEPARATELY LISTED ON SECTION I OF
                                   SCHEDULE A HERETO

                                   /s/Carmen F. Deyesu
                                   By:________________________________
                                        Carmen F. Deyesu
                                        Treasurer & Vice President


                                   EACH OF THE CUSTOMERS, INDIVIDUALLY
                                   AND SEPARATELY LISTED ON SECTION II OF
                                   SCHEDULE A HERETO

                                   /s/Alvin M. Younger
                                   By:____________________________________
                                        Alvin M. Younger
                                        Treasurer


                                   EACH OF THE CUSTOMERS, INDIVIDUALLY
                                   AND SEPARATELY LISTED ON SECTION III OF
                                   SCHEDULE A HERETO

                                   /s/Alvin M. Younger
                                   By:___________________________________
                                        Alvin M. Younger
                                        Treasurer















































































          PAGE 14
                                   THE CHASE MANHATTAN BANK, N.A.

                                   /s/Alan Naughton
                                   By:_________________________________
                                        Alan Naughton
                                        Vice President


          STATE OF            )
                              :  ss.
          COUNTY OF           )


          On this           day of                    , 19  , before me
          personally came                                , to me known, who
          being by me duly sworn, did depose and say that he/she resides in
                                at                                      ;
          that he/she is                                           of
                                                         , the entity
          described in and which executed the foregoing instrument; that he/she knows the seal of said entity, that the seal affixed to said instrument is such seal, that it was so affixed by order of said entity, and that he/she signed his/her name thereto by like order.



                                   __________________________________


          Sworn to before me this
          day of               , 19     .

          ________________________________
                  Notary






























          PAGE 15
          STATE OF       )
                         :  ss.
          COUNTY OF      )


               On this                 day of
          ,19  , before me personally came                            , to
          me known, who being by me duly sworn, did depose and say that he/she resides in
          at                                                      ; that
          he/she is a Vice President of THE CHASE MANHATTAN BANK, (National Association), the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like order.



                                   ___________________________________


          Sworn to before me this
          day of                 , 19        .


          ___________________________________
                  Notary




































          PAGE 16
                                                            Schedule A

                                                            Page 1 of 2



                   LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO

                            GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK, N.A.

                                DATED JANUARY 3, 1994



                                                   APPLICABLE RIDERS TO
             CUSTOMER                              GLOBAL CUSTODY AGREEMENT


          I. INVESTMENT COMPANIES/PORTFOLIOS       The Mutual Fund Rider is
             REGISTERED UNDER THE INVESTMENT       applicable to all
             COMPANY ACT OF 1940                   Customers listed under
                                                   Section I of this
                                                   Schedule A.

             Equity Funds

             T. Rowe Price Balanced Fund, Inc.
             T. Rowe Price Blue Chip Growth Fund, Inc.
             T. Rowe Price Capital Appreciation Fund
             T. Rowe Price Dividend Growth Fund, Inc.
             T. Rowe Price Equity Income Fund
             T. Rowe Price Growth & Income Fund, Inc.
             T. Rowe Price Growth Stock Fund, Inc.
             Institutional International Funds, Inc. on behalf of:
                Foreign Equity Fund
             T. Rowe Price International Funds, Inc. on behalf of:
                T. Rowe Price European Stock Fund
                T. Rowe Price International Discovery Fund
                T. Rowe Price International Stock Fund
                T. Rowe Price Japan Fund
                T. Rowe Price Latin America Fund
                T. Rowe Price New Asia Fund
             T. Rowe Price Mid-Cap Growth Fund, Inc.
             T. Rowe Price New Era Fund, Inc.
             T. Rowe Price New Horizons Fund, Inc.
             T. Rowe Price OTC Fund, Inc. on behalf of:
                T. Rowe Price OTC Fund
             T. Rowe Price Science & Technology Fund, Inc.
             T. Rowe Price Small Cap Value Fund, Inc.
             CUNA Mutual Funds, Inc. on behalf of:
                CUNA Mutual Cornerstone Fund













          PAGE 17
                                                   Schedule A
                                                   Page 2 of 2



                                                   APPLICABLE RIDERS TO
             CUSTOMER                              GLOBAL CUSTODY AGREEMENT


             Income Funds

             T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
             T. Rowe Price High Yield Fund, Inc.
             T. Rowe Price New Income Fund, Inc.
             T. Rowe Price Short-Term Bond Fund, Inc.
             T. Rowe Price Summit Funds, Inc. on behalf of:
                T. Rowe Price Summit Limited-Term Bond Fund
             T. Rowe Price International Funds, Inc. on behalf of:
                T. Rowe Price Global Government Bond Fund
                T. Rowe Price International Bond Fund
                T. Rowe Price Short-Term Global Income Fund

          II.  ACCOUNTS SUBJECT TO ERISA           The ERISA Rider is
                                                   applicable to all
               T. Rowe Price Trust Company, as     Customers under Section
                 Trustee for the Johnson Matthey   II of this Schedule A.
                 Salaried Employee Savings Plan

               Common Trust Funds

               T. Rowe Price Trust Company, as Trustee
               for the International Common Trust Fund
               on behalf of the Underlying Trusts:

                 Foreign Discovery Trust
                 Foreign Discovery Trust-Augment
                 Pacific Discovery Trust
                 European Discovery Trust
                 Japan Discovery Trust
                 Latin American Discovery Trust

               New York City International Common Trust Fund

          III. OTHER                               No Riders are applicable
                                                   to the Customer listed
               RPFI International Partners, L.P.   under Section III of
                                                   this Schedule A.
















          PAGE 18
                       ERISA Rider to Global Custody Agreement
                      Between The Chase Manhattan Bank, N.A. and
                   Each of the Entities Listed on Schedule A Hereto
                              effective  January 3, 1994


             Customer represents that the Assets being placed in the Bank's custody are subject to ERISA. It is understood that in connection therewith the Bank is a service provider and not a fiduciary of the plan and trust to which the assets are related. The Bank shall not be considered a party to the underlying plan and trust and the Customer hereby assumes all responsibility to assure that Instructions issued under this Agreement are in compliance with such plan and trust and ERISA.

             This Agreement will be interpreted as being in compliance with the Department of Labor Regulations Section 2550.404b-1 concerning the maintenance of indicia of ownership of plan assets outside of the jurisdiction of the district courts of the United States.

             The following modifications are made to the Agreement:

             Section 3.  Subcustodians and Securities Depositories.

             Add the following language to the end of Section 3:

             As used in this Agreement, the term Subcustodian and the term securities depositories include a branch of the Bank, a branch of a qualified U.S. bank, an eligible foreign custodian, or an eligible foreign securities depository, where such terms shall mean:

             (a) "qualified U.S. bank" shall mean a U.S. bank as
                 described in paragraph (a)(2)(ii)(A)(1) of the Department of Labor Regulations Section 2550.404b-1;

             (b) "eligible foreign custodian" shall mean a banking
                 institution incorporated or organized under the laws of a country other than the United States which is supervised or regulated by that country's government or an agency thereof or other regulatory authority in the foreign jurisdiction having authority over banks; and

             (c) "eligible foreign securities depository" shall mean a
                 securities depository or clearing agency, incorporated or organized under the laws of a country other than the United States, which is supervised or regulated by that country's government or an agency thereof or other regulatory authority in the foreign jurisdiction having authority over such depositories or clearing agencies and which is described in paragraph (c)(2) of the Department of Labor Regulations Section 2550.404b-1.

             Section 4.  Use of Subcustodian.








          PAGE 19
             Subsection (d) of this section is modified by deleting the last sentence.

             Section 5.  Deposit Account Payments.

             Subsection (b) is amended to read as follows:

             (b) In the event that any payment made under this Section 5 exceeds the funds available in the Deposit Account, such discretionary advance shall be deemed a service provided by the Bank under this Agreement for which it is entitled to recover its costs as may be determined by the Bank in good faith.

             Section 10.  Authorized Persons.

             Add the following paragraph at the end of Section 10:

             Customer represents that: a) Instructions will only be issued by or for a fiduciary pursuant to Department of Labor Regulation Section 404b-1 (a)(2)(i) and b) if Instructions are to be issued by an investment manager, such entity will meet the requirements of Section 3(38) of ERISA and will have been designated by the Customer to manage assets held in the Customer Accounts ("Investment Manager"). An Investment Manager may designate certain of its employees to act as Authorized Persons under this Agreement.

             Section 14(a).  Foreign Exchange Transactions.

             Add the following paragraph at the end of Subsection 14(a):

             Instructions to execute foreign exchange transactions with the Bank, its subsidiaries, affiliates or Subcustodians will include (1) the time period in which the transaction must be completed; (2) the location i.e., Chase New York, Chase London, etc. or the Subcustodian with whom the contract is to be executed and (3) such additional information and guidelines as may be deemed necessary; and, if the Instruction is a standing Instruction, a provision allowing such Instruction to be overridden by specific contrary Instructions.























          PAGE 20
                    Mutual Fund Rider to Global Custody Agreement
                      Between The Chase Manhattan Bank, N.A. and
                   Each of the Entities Listed on Schedule A Hereto
                              effective January 3, 1994


             Customer represents that the Assets being placed in the Bank's custody are subject to the Investment Company Act of 1940 (the Act), as the same may be amended from time to time.

             Except to the extent that the Bank has specifically agreed to comply with a condition of a rule, regulation, interpretation promulgated by or under the authority of the SEC or the Exemptive Order applicable to accounts of this nature issued to the Bank (Investment Company Act of 1940, Release No. 12053, November 20,
          1981), as amended, or unless the Bank has otherwise specifically agreed, the Customer shall be solely responsible to assure that the maintenance of Assets under this Agreement complies with such rules, regulations, interpretations or exemptive order promulgated by or under the authority of the Securities Exchange Commission.

             The following modifications are made to the Agreement:

             Section 3.  Subcustodians and Securities Depositories.

             Add the following language to the end of Section 3:

             The terms Subcustodian and securities depositories as used in this Agreement shall mean a branch of a qualified U.S. bank, an eligible foreign custodian or an eligible foreign securities depository, which are further defined as follows:

             (a) "qualified U.S. Bank" shall mean a qualified U.S. bank as defined in Rule 17f-5 under the Investment Company Act of 1940;

             (b) "eligible foreign custodian" shall mean (i) a banking institution or trust company incorporated or organized under the laws of a country other than the United States that is regulated as such by that country's government or an agency thereof and that has shareholders' equity in excess of $200 million in U.S. currency (or a foreign currency equivalent thereof), (ii) a majority owned direct or indirect subsidiary of a qualified U.S. bank or bank holding company that is incorporated or organized under the laws of a country other than the United States and that has shareholders' equity in excess of $100 million in U.S. currency (or a foreign currency equivalent thereof)(iii) a banking institution or trust company incorporated or organized under the laws of a country other than the United States or a majority owned direct or indirect subsidiary of a qualified U.S. bank or bank holding company that is incorporated or organized under the laws of a country other than the United States which has such other qualifications as shall be specified in Instructions and approved by the Bank; or (iv) any other









          PAGE 21
             entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC; and

             (c) "eligible foreign securities depository" shall mean a securities depository or clearing agency, incorporated or organized under the laws of a country other than the United States, which operates (i) the central system for handling securities or equivalent book-entries in that country, or
             (ii) a transnational system for the central handling of securities or equivalent book-entries.

             The Customer represents that its Board of Directors has approved each of the Subcustodians listed in Schedule B to this Agreement and the terms of the subcustody agreements between the Bank and each Subcustodian, which are attached as Exhibits I
          through       of Schedule B, and further represents that its
          Board has determined that the use of each Subcustodian and the terms of each subcustody agreement are consistent with the best interests of the Fund(s) and its (their) shareholders. The Bank will supply the Customer with any amendment to Schedule B for approval. As requested by the Bank, the Customer will supply the Bank with certified copies of its Board of Directors resolution(s) with respect to the foregoing prior to placing Assets with any Subcustodian so approved.

             Section 11.  Instructions.

             Add the following language to the end of Section 11:

             Deposit Account Payments and Custody Account Transactions made pursuant to Section 5 and 6 of this Agreement may be made only for the purposes listed below. Instructions must specify the purpose for which any transaction is to be made and Customer shall be solely responsible to assure that Instructions are in accord with any limitations or restrictions applicable to the Customer by law or as may be set forth in its prospectus.

             (a) In connection with the purchase or sale of Securities at prices as confirmed by Instructions;

             (b) When Securities are called, redeemed or retired, or otherwise become payable;

             (c) In exchange for or upon conversion into other securities alone or other securities and cash pursuant to any plan or merger, consolidation, reorganization, recapitalization or readjustment;

             (d) Upon conversion of Securities pursuant to their terms into other securities;

             (e) Upon exercise of subscription, purchase or other similar rights represented by Securities;

             (f) For the payment of interest, taxes, management or supervisory fees, distributions or operating expenses;








          PAGE 22
             (g) In connection with any borrowings by the Customer requiring a pledge of Securities, but only against receipt of amounts borrowed;

             (h) In connection with any loans, but only against receipt of adequate collateral as specified in Instructions which shall reflect any restrictions applicable to the Customer;

             (i) For the purpose of redeeming shares of the capital stock of the Customer and the delivery to, or the crediting to the account of, the Bank, its Subcustodian or the Customer's transfer agent, such shares to be purchased or redeemed;

             (j) For the purpose of redeeming in kind shares of the Customer against delivery to the Bank, its Subcustodian or the Customer's transfer agent of such shares to be so redeemed;

             (k) For delivery in accordance with the provisions of any agreement among the Customer, the Bank and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Customer;

             (l) For release of Securities to designated brokers under covered call options, provided, however, that such Securities shall be released only upon payment to the Bank of monies for the premium due and a receipt for the Securities which are to be held in escrow. Upon exercise of the option, or at expiration, the Bank will receive from brokers the Securities previously deposited. The Bank will act strictly in accordance with Instructions in the delivery of Securities to be held in escrow and will have no responsibility or liability for any such Securities which are not returned promptly when due other than to make proper request for such return;

             (m) For spot or forward foreign exchange transactions to facilitate security trading, receipt of income from Securities or related transactions;

             (n) For other proper purposes as may be specified in Instructions issued by an officer of the Customer which shall include a statement of the purpose for which the delivery or payment is to be made, the amount of the payment or specific Securities to be delivered, the name of the person or persons to whom delivery or payment is to be made, and a certification that the purpose is a proper purpose under the instruments governing the Customer; and

             (o)  Upon the termination of this Agreement as set forth in
             Section 14(i).









          PAGE 23
             Section 12.  Standard of Care; Liabilities.

             Add the following subsection (c) to Section 12:

             (c) The Bank hereby warrants to the Customer that in its opinion, after due inquiry, the established procedures to be followed by each of its branches, each branch of a qualified U.S. bank, each eligible foreign custodian and each eligible foreign securities depository holding the Customer's Securities pursuant to this Agreement afford protection for such Securities at least equal to that afforded by the Bank's established procedures with respect to similar securities held by the Bank and its securities depositories in New York.

             Section 14.  Access to Records.

             Add the following language to the end of Section 14(c):

             Upon reasonable request from the Customer, the Bank shall furnish the Customer such reports (or portions thereof) of the Bank's system of internal accounting controls applicable to the Bank's duties under this Agreement. The Bank shall endeavor to obtain and furnish the Customer with such similar reports as it may reasonably request with respect to each Subcustodian and securities depository holding the Customer's assets.

                                   GLOBAL CUSTODY AGREEMENT


                                   WITH



                                   DATE



                          SPECIAL TERMS AND CONDITIONS RIDER


























          PAGE 24
          January, 1994            Schedule B


                              SUB-CUSTODIANS EMPLOYED BY

                THE CHASE MANHATTAN BANK, N.A. LONDON, GLOBAL CUSTODY


          COUNTRY        SUB-CUSTODIAN                   CORRESPONDENT BANK

          ARGENTINA      The Chase Manhattan Bank,       The Chase
                         N.A.                            Manhattan Bank,
                         Main Branch                     N.A. Buenos Aires
                         25 De Mayo 130/140
                         Buenos Aires
                         ARGENTINA

          AUSTRALIA      The Chase Manhattan Bank,       The Chase
                          Australia Limited              Manhattan Bank
                         36th Floor                      Australia Limited
                         World Trade Centre              Sydney
                         Jamison Street
                         Sydney
                         New South Wales 2000
                         AUSTRALIA

          AUSTRIA        Creditanstalt - Bankvereln      Credit Lyonnais
                         Schottengasse 6                 Vienna
                         A - 1011, Vienna
                         AUSTRIA

          BANGLADESH     Standard Chartered Bank         Standard Chartered
                         18-20 Motijheel C.A.            Bank Dhaka
                         Box 536,
                         Dhaka-1000
                         BANGLADESH

          BELGIUM        Generale Bank                   Credit Lyonnais
                         3 Montagne Du Parc              Bank Brussels
                         1000 Bruxelles
                         BELGIUM

          BOTSWANA       Standard Chartered Bank         Standard Chartered
                          Botswana Ltd.                  Bank Botswana Ltd.
                         4th Floor Commerce House        Gaborone
                         The Mall
                         Gaborone
                         BOTSWANA

          BRAZIL         Banco Chase Manhattan, S.A.     Banco Chase
                         Chase Manhattan Center          Manhattan S.A.
                         Rua Verbo Divino, 1400          Sao Paulo
                         Sao Paulo, SP 04719-002
                         BRAZIL











          PAGE 25
          CANADA         The Royal Bank of Canada        Toronto Dominion
                         Royal Bank Plaza                Bank
                         Toronto                         Toronto
                         Ontario  M5J 2J5
                         CANADA

                         Canada Trust                    Toronto Dominion
                         Canada Trust Tower              Bank
                         BCE Place                       Toronto
                         161 Bay at Front
                         Toronto
                         Ontario M5J 2T2
                         CANADA

          CHILE          The Chase Manhattan Bank,       The Chase
                         N.A.                            Manhattan Bank,
                         Agustinas 1235                  N.A.
                         Casilla 9192                    Santiago
                         Santiago
                         CHILE

          COLOMBIA       Cititrust Colombia S.A.         Cititrust Colombia
                          Sociedad Fiduciaria            S.A. Sociedad
                         Av. Jimenez No 8-89             Fiduciaria
                         Santafe de Bogota, DC           Santafe de Bogota
                         COLOMBIA

          CZECH          Ceskoslovenska Obchodni         Ceskoslovenska
          REPUBLC        Banka, A.S.                     Obchodni Banka,
                         Na Prikoope 14                  A.S.
                         115 20 Praha 1                  Praha
                         CZECH REPUBLIC

          DENMARK        Den Danske Bank                 Den Danske Bak
                         2 Holmens Kanala DK 1091        Copenhagen
                         Copenhagen
                         DENMARK

          EUROBONDS      Cedel S.A.                      ECU:Lloyds Bank
                         67 Boulevard Grande Duchesse    PLC
                         Charlotte                       International
                         LUXEMBOURG                      Banking  Dividion
                         A/c The Chase Manhattan         London
                         Bank, N.A.                      For all other
                         London                          currencies: see
                         A/c No. 17817                   relevant country

          EURO CDS       First Chicago Clearing          ECU:Lloyds Bank
                         Centre                          PLC
                         27 Leadenhall Street            Banking Division
                         London EC3A 1AA                 London
                         UNITED KINGDOM                  For all other
                                                         currencies: see
                                                         relevant country











          PAGE 26
          FINLAND        Kansallis-Osake-Pankki          Kanasallis-Osake-
                         Aleksanterinkatu 42             Pankki
                         00100 Helsinki 10
                         FINLAND

          FRANCE         Banque Paribas                  Societe Generale
                         Ref 256                         Paris
                         BP 141
                         3, Rue D'Antin
                         75078 Paris
                         Cedex 02
                         FRANCE

          GERMANY        Chase Bank A.G.                 Chase Bank A.G.
                         Alexanderstrasse 59             Frankfurt
                         Postfach 90 01 09
                         60441 Frankfurt/Main
                         GERMANY

          GREECE         National Bank of Greece S.A.    National Bank of
                         38 Stadiou Street               Greece S.A. Athens
                         Athens                          A/c Chase
                         GREECE                          Manhattan Bank,
                                                         N.A., London
                                                         A/c No.
                                                         040/7/921578-68

          HONG KONG      The Chase Manhattan Bank,       The Chase
                         N.A.                            Manhattan Bank,
                         40/F One Exchange Square        N.A.
                         8, Connaught Place              Hong Kong
                         Central, Hong Kong
                         HONG KONG

          HUNGARY        Citibank Budapest Rt.           Citibank Budapest
                         Vaci Utca 19-21                 Rt.
                         1052 Budapest V                 Budapest
                         HUNGARY

          INDIA          The Hongkong and Shanghai       The Hongkong and
                          Banking Corporation Limited    Shanghai
                         52/60 Mahatma Gandhi Road       Banking
                         Bombay 400 001                  Corporation
                         INDIA                           Limited
                                                         Bombay

          INDONESIA      The Hongkong and Shanghai       The Chase
                          Banking Corporation Limited    Manhattan Bank,
                         World Trade Center              N.A.
                         J1. Jend Sudirman Kav. 29-31    Jakarta
                         Jakarta 10023
                         INDONESIA













          PAGE 27
          IRELAND        Bank of Ireland                 Allied Irish Bank
                         International Financial         Dublin
                         Services Centre
                         1 Hargourmaster Place
                         Dublin 1
                         IRELAND

          ISRAEL         Bank Leumi Le-Israel B.M.       Bank Leumi Le-
                         19 Herzi Street                 Israel B.M.
                         65136 Tel Aviv                  Tel Aviv
                         ISRAEL

          ITALY          The Chase Manhattan Bank,       The Chase
                         N.A.                            Manhattan Bank,
                         Piazza Meda 1                   N.A.
                         20121 Milan                     Milan
                         ITALY

          JAPAN          The Chase Manhattan Bank,       The Chase
                         N.A.                            Manhattan Bank,
                         1-3 Marunouchi 1-Chome          N.A.
                         Chiyoda-Ku                      Tokyo
                         Tokyo 100
                         JAPAN

          JORDAN         Arab Bank Limited               Arab Bank Limited
                         P.O. Box 950544-5               Amman
                         Amman
                         Shmeisani
                         JORDAN

          LUXEMBOURG     Banque Generale du              Banque Generale du
                         Luxembourg S.A.                 Luxembourg S.A.
                         27 Avenue Monterey              Luxembourg
                         LUXEMBOURG

          MALAYSIA       The Chase Manhattan Bank,       The Chase
                         N.A.                            Manhattan Bank,
                         Pernas International            N.A.
                         Jalan Sultan Ismail             Kuala Lumpur
                         50250, Kuala Lumpur
                         MALAYSIA

          MEXICO         The Chase Manhattan Bank,       No correspondent
          (Equities)     N.A.                            Bank
                         Hamburgo 213, Piso 7
                         06660 Mexico D.F.
                         MEXICO

          (Government    Banco Nacional de Mexico,       Banque Commerciale
          Bonds)         Avenida Juarez No. 104 - 11     du Maroc
                         Piso                            Casablanca
                         06040 Mexico D.F.
                         MEXICO











          PAGE 28

          NETHERLANDS    ABN AMRO N.V.                   Credit Lyonnais
                         Securities Centre               Bank Nederland
                         P.O. Box 3200                   N.V.
                         4800 De Breda                   Rotterdam
                         NETHERLANDS

          NEW ZEALAND    National Nominees Limited       National Bank of
                         Level 2 BNZ Tower               New Zealand
                         125 Queen Street                Wellington
                         Auckland
                         NEW ZEALAND

          NORWAY         Den Norske Bank                 Den Norske Bank
                         Kirkegaten 21                   Oslo
                         Oslo 1
                         NORWAY

          PAKISTAN       Citibank N.A.                   Citibank N.A.
                         State Life Building No.1        Karachi
                         I.I. Chundrigar Road
                         Karachi
                         PAKISTAN

          PERU           Citibank, N.A.                  Citibank N.A.
                         Camino Real 457                 Lima
                         CC Torre Real - 5th Floor
                         San Isidro, Lima 27
                         PERU

          PHILIPPINES    The Hongkong and Shanghai       The Hongkong and
                          Banking Corporation Limited    Shaghai Banking
                         Hong Kong Bank Centre 3/F       Corporation
                         San Miguel Avenue               Limited
                         Ortigas Commercial Centre       Manila
                         Pasig Metro Manila
                         PHILIPPINES

          POLAND         Bank Polska Kasa Opieki S.A.    Bank Potska Kasa
                         6/12 Nowy Swiat Str             Opieki S.A.
                         00-920 Warsaw                   Warsaw
                         POLAND

          PORTUGAL       Banco Espirito Santo &          Banco Pinto &
                         Comercial de Lisboa             Sotto Mayor
                         Servico de Gestaode Titulos     Avenida Fontes
                         R. Mouzinho da Silvelra, 36     Pereira de Melo
                         r/c                             1000 Lisbon
                         1200 Lisbon
                         PORTUGAL















          PAGE 29
          SHANGHAI       The Hongkong and Shanghai       The Chase
          (CHINA)         Banking Corporation Limited    Manhattan Bank,
                         Shanghai Branch                 N.A.
                         Corporate Banking Centre        Hong Kong
                         Unit 504, 5/F Shanghai
                         Centre
                         1376 Hanjing Xi Lu
                         Shanghai
                         THE PEOPLE'S REPUBLIC OF
                         CHINA

          SCHENZHEN      The Hongkong and Shanghai       The Chase
          (CHINA)         Banking Corporation Limited    Manhattan Bank,
                         1st Floor                       N.A.
                         Central Plaza Hotel             Hong Kong
                         No. 1 Chun Feng Lu
                         Shenzhen
                         THE PEOPLE'S REPUBLIC OF
                         CHINA

          SINGAPORE      The Chase Manhattan Bank,       The Chase
                         N.A.                            Manhattan Bank,
                         Shell Tower                     N.A.
                         50 Raffles Place                Singapore
                         Singapore 0104
                         SINGAPORE

          SOUTH KOREA    The Hongkong & Shanghai         The Hongkong &
                          Banking Corporation Limited    Shanghai Banking
                         6/F Kyobo Building              Corporation
                         #1 Chongro, 1-ka Chongro-Ku,    Limited
                         Seoul                           Seoul
                         SOUGH KOREA

          SPAIN          The Chase Manhattan Bank,       Banco Zaragozano,
                         N.A.                            S.A.
                         Calle Peonias 2                 Madrid
                         7th Floor
                         La Piovera
                         28042 Madrid
                         SPAIN

          URUGUAY        The First National Bank of      The First National
                         Boston                          Bank of Boston
                         Zabala 1463                     Montevideo
                         Montevideo
                         URUGUAY

          U.S.A          The Chase Manhattan Bank,       The Chase
                         N.A.                            Manhattan Bank,
                         1 Chase Manhattan Plaza         N.A.
                         New York                        New York
                         NY 10081
                         U.S.A.











          PAGE 30
          VENEZUELA      Citibank N.A.                   Citibank N.A.
                         Carmelitas a Altagracia         Caracas
                         Edificio Citibank
                         Caracas 1010
                         VENEZUELA




























































          PAGE 31
                                 AMENDMENT AGREEMENT

             AMENDMENT AGREEMENT, dated as of April 18, 1994 (the "Amendment Agreement") to the Global Custody Agreement, effective January 3, 1994 (the "Custody Agreement") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and THE CHASE MANHATTAN BANK, N.A. (the "Bank"). Terms defined in the Custody Agreement are used herein as therein defined.

                                     WITNESSETH:

             WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

             NOW, THEREFORE, the parties hereto agree as follows:

             1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add each Customer listed in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

             2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

             3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

             4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

























          PAGE 32
             IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                                   THE CHASE MANHATTAN BANK, N.A.

                                        /s/Alan P. Naughton
                                   By:________________________________
                                        Alan P. Naughton
                                        Vice President

                                   EACH OF THE CUSTOMERS LISTED IN
                                   ATTACHMENT A HERETO, SEPARATELY AND
                                   INDIVIDUALLY

                                        /s/Carmen F. Deyesu
                                   By:  ______________________________
                                        Carmen F. Deyesu
                                        Treasurer















































          PAGE 33
                                                               Attachment A



                                  LIST OF CUSTOMERS



          T. Rowe Price International Series, Inc. on behalf of the
             T. Rowe Price International Stock Portfolio


          T. Rowe Price Equity Series, Inc. on behalf of the
             T. Rowe Price Equity Income Portfolio
             T. Rowe Price New America Growth Portfolio


          T. Rowe Price New America Growth Fund, Inc.


          T. Rowe Price Income Series, Inc. on behalf of
             T. Rowe Price Limited-Term Bond Portfolio











































          PAGE 34
                                                               Attachment B

                                                                 Schedule A

                                                                Page 1 of 2


                   LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                            GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK, N.A.
                                DATED JANUARY 3, 1993


                                                 APPLICABLE RIDERS TO
                      CUSTOMER                 GLOBAL CUSTODY AGREEMENT

          I.   INVESTMENT                       The Mutual Fund Rider is
               COMPANIES/PORTFOLIOS             applicable to all Customers
               REGISTERED UNDER THE             listed under Section I
               INVESTMENT COMPANY ACT OF 1940   of this Schedule A.













































          PAGE 35
               Equity Funds

               T. Rowe Price Balanced Fund, Inc.
               T. Rowe Price Blue Chip Growth Fund, Inc.
               T. Rowe Price Capital Appreciation Fund
               T. Rowe Price Dividend Growth Fund, Inc.
               T. Rowe Price Equity Income Fund
               T. Rowe Price Growth & Income Fund, Inc.
               T. Rowe Price Growth Stock Fund, Inc.
               Institutional International Funds, Inc. on behalf of:
                   Foreign Equity Fund
               T. Rowe Price International Funds, Inc. on behalf of:
                   T. Rowe Price European Stock Fund
                   T. Rowe Price International Discovery Fund
                   T. Rowe Price International Stock Fund
                   T. Rowe Price Japan Fund
                   T. Rowe Price Latin America Fund
                   T. Rowe Price New Asia Fund
               T. Rowe Price International Series, Inc., on behalf of:
                   T. Rowe Price International Stock Portfolio
               T. Rowe Price Mid-Cap Growth Fund, Inc.
               T. Rowe Price New Era Fund, Inc.
               T. Rowe Price New Horizons Fund, Inc.
               T. Rowe Price OTC Fund, Inc. on behalf of:
                   T. Rowe Price OTC Fund
               T. Rowe Price Science & Technology Fund, Inc.
               T. Rowe Price Small-Cap Value Fund, Inc.
               CUNA Mutual Funds, Inc. on behalf of:
                   CUNA Mutual Cornerstone Fund
               T. Rowe Price Equity Series, Inc. on behalf of:
                   T. Rowe Price Equity Income Portfolio
                   T. Rowe Price New America Growth Portfolio
               T. Rowe Price New America Growth Fund, Inc.

               Income Funds

               T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
               T. Rowe Price High Yield Fund, Inc.
               T. Rowe Price New Income Fund, Inc.
               T. Rowe Price Short-Term Bond Fund, Inc.
               T. Rowe Price Summit Funds, Inc. on behalf of:
                   T. Rowe Price Summit Limited-Term Bond Fund
               T. Rowe Price International Funds, Inc. on behalf of:
                   T. Rowe Price Global Government Income Fund
                   T. Rowe Price International Bond Fund
                   T. Rowe Price Short-Term Global Income Fund
               T. Rowe Price Income Series, Inc. on behalf of:
                   T. Rowe Price Limited-Term Bond Portfolio

          II.  ACCOUNTS SUBJECT TO ERISA        The ERISA Rider is
                                                applicable to all Customers
               T. Rowe Price Trust Company,     under Section II of this
                  as Trustee for the Johnson    Schedule A.
                  Matthey Salaried Employee
                  Savings Plan










          PAGE 36
               Common Trust Funds

               T. Rowe Price Trust company,
               as Trustee for the International
               Common Trust Fund on behalf of
               the Underlying Trusts:

                  Foreign Discovery Trust
                  Foreign Discovery Trust-Augment
                  Pacific Discovery Trust
                  European Discovery Trust
                  Japan Discovery Trust
                  Latin American Discovery Trust

               New York City International Common Trust Fund

          III. OTHER                            No Riders are applicable to
                                                the Customer listed under
               RPFI International               Section III of this
                  Partners, L.P.                Schedule A.













































          PAGE 37
                                 AMENDMENT AGREEMENT

               AMENDMENT AGREEMENT, dated as of August 15, 1994 (the "Amendment Agreement") to the Global Custody Agreement, effective January 3, 1994, as amended (the "Custody Agreement") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and THE CHASE MANHATTAN BANK, N.A. (the "Bank"). Terms defined in the Custody Agreement are used herein as therein defined.

                                     WITNESSETH:

               WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

               NOW, THEREFORE, the parties hereto agree as follows:

               1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add each Customer listed in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

               2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

               3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

               4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.


























          PAGE 38
               IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                                   THE CHASE MANHATTAN BANK, N.A.

                                        /s/Alan P. Naughton
                                   By:_________________________________
                                        Alan P. Naughton
                                        Vice President

                                   EACH OF THE CUSTOMERS LISTED IN
                                   ATTACHMENT A HERETO, SEPARATELY AND
                                   INDIVIDUALLY

                                        /s/Carmen F. Deyesu
                                   By:_________________________________
                                        Carmen F. Deyesu
                                        Treasurer















































          PAGE 39
                                                               Attachment A



                                  LIST OF CUSTOMERS


          T. Rowe Price Equity Series, Inc. on behalf of the
             T. Rowe Price Personal Strategy Balanced Portfolio


          T. Rowe Price Personal Strategy Funds, Inc. on behalf of
             T. Rowe Price Personal Strategy Balanced Fund
             T. Rowe Price Personal Strategy Growth Fund
             T. Rowe Price Personal Strategy Income Fund


















































          PAGE 40
                                                               Attachment B

                                                                 Schedule A

                                                                Page 1 of 2


                   LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                            GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK, N.A.
                                DATED JANUARY 3, 1993


                                                 APPLICABLE RIDERS TO
                      CUSTOMER                 GLOBAL CUSTODY AGREEMENT

          I.   INVESTMENT                       The Mutual Fund Rider is
               COMPANIES/PORTFOLIOS             applicable to all Customers
               REGISTERED UNDER THE             listed under Section I
               INVESTMENT COMPANY ACT OF 1940   of this Schedule A.

               Equity Funds

               T. Rowe Price Balanced Fund, Inc.
               T. Rowe Price Blue Chip Growth Fund, Inc.
               T. Rowe Price Capital Appreciation Fund
               T. Rowe Price Dividend Growth Fund, Inc.
               T. Rowe Price Equity Income Fund
               T. Rowe Price Growth & Income Fund, Inc.
               T. Rowe Price Growth Stock Fund, Inc.
               Institutional International Funds, Inc. on behalf of:
                   Foreign Equity Fund
               T. Rowe Price International Funds, Inc. on behalf of:
                   T. Rowe Price European Stock Fund
                   T. Rowe Price International Discovery Fund
                   T. Rowe Price International Stock Fund
                   T. Rowe Price Japan Fund
                   T. Rowe Price Latin America Fund
                   T. Rowe Price New Asia Fund
               T. Rowe Price International Series, Inc., on behalf of:
                   T. Rowe Price International Stock Portfolio
               T. Rowe Price Mid-Cap Growth Fund, Inc.
               T. Rowe Price New Era Fund, Inc.
               T. Rowe Price New Horizons Fund, Inc.
               T. Rowe Price OTC Fund, Inc. on behalf of:
                   T. Rowe Price OTC Fund
               T. Rowe Price Science & Technology Fund, Inc.
               T. Rowe Price Small-Cap Value Fund, Inc.
               CUNA Mutual Funds, Inc. on behalf of:
                   CUNA Mutual Cornerstone Fund
               T. Rowe Price Equity Series, Inc. on behalf of:
                   T. Rowe Price Equity Income Portfolio
                   T. Rowe Price New America Growth Portfolio
                   T. Rowe Price Personal Strategy Balanced Portfolio
               T. Rowe Price New America Growth Fund, Inc.










          PAGE 41
               Income Funds

               T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
               T. Rowe Price High Yield Fund, Inc.
               T. Rowe Price New Income Fund, Inc.
               T. Rowe Price Short-Term Bond Fund, Inc.
               T. Rowe Price Summit Funds, Inc. on behalf of:
                   T. Rowe Price Summit Limited-Term Bond Fund
               T. Rowe Price International Funds, Inc. on behalf of:
                   T. Rowe Price Global Government Income Fund
                   T. Rowe Price International Bond Fund
                   T. Rowe Price Short-Term Global Income Fund
               T. Rowe Price Income Series, Inc. on behalf of:
                   T. Rowe Price Limited-Term Bond Portfolio
               T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
                   T. Rowe Price Personal Strategy Balanced Fund
                   T. Rowe Price Personal Strategy Growth Fund
                   T. Rowe Price Personal Strategy Income Fund


          II.  ACCOUNTS SUBJECT TO ERISA        The ERISA Rider is
                                                applicable to all Customers
               T. Rowe Price Trust Company,     under Section II of this
                  as Trustee for the Johnson    Schedule A.
                  Matthey Salaried Employee
                  Savings Plan

               Common Trust Funds

               T. Rowe Price Trust company,
               as Trustee for the International
               Common Trust Fund on behalf of
               the Underlying Trusts:

                  Foreign Discovery Trust
                  Foreign Discovery Trust-Augment
                  Pacific Discovery Trust
                  European Discovery Trust
                  Japan Discovery Trust
                  Latin American Discovery Trust

               New York City International Common Trust Fund

          III. OTHER                            No Riders are applicable to
                                                the Customer listed under
               RPFI International               Section III of this
                  Partners, L.P.                Schedule A.


















          PAGE 42
                                 AMENDMENT AGREEMENT

               AMENDMENT AGREEMENT, dated as of November 28, 1994 (the "Amendment Agreement") to the Global Custody Agreement, effective January 3, 1994, as amended (the "Custody Agreement") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and THE CHASE MANHATTAN BANK, N.A. (the "Bank"). Terms defined in the Custody Agreement are used herein as therein defined.

                                     WITNESSETH:

               WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

               NOW, THEREFORE, the parties hereto agree as follows:

               1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add each Customer listed in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

               2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

               3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

               4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.


























          PAGE 43
               IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                                   THE CHASE MANHATTAN BANK, N.A.

                                        /s/Alan P. Naughton
                                   By:_________________________________
                                        Alan P. Naughton
                                        Vice President

                                   EACH OF THE CUSTOMERS LISTED IN
                                   ATTACHMENT A HERETO, SEPARATELY AND
                                   INDIVIDUALLY

                                        /s/Carmen F. Deyesu
                                   By:_________________________________
                                        Carmen F. Deyesu
                                        Treasurer















































          PAGE 44
                                                               Attachment A



                                  LIST OF CUSTOMERS


          T. Rowe Price Value Fund, Inc.

          T. Rowe Price Capital Opportunity Fund, Inc.

          T. Rowe Price International Funds, Inc. on behalf of:
             T. Rowe Price Emerging Markets Bond Fund




















































          PAGE 45
                                                               Attachment B

                                                                 Schedule A

                                                                Page 1 of 2


                   LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                            GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK, N.A.
                                DATED JANUARY 3, 1993


                                                 APPLICABLE RIDERS TO
                      CUSTOMER                 GLOBAL CUSTODY AGREEMENT

          I.   INVESTMENT                       The Mutual Fund Rider is
               COMPANIES/PORTFOLIOS             applicable to all Customers
               REGISTERED UNDER THE             listed under Section I
               INVESTMENT COMPANY ACT OF 1940   of this Schedule A.

               Equity Funds

               T. Rowe Price Balanced Fund, Inc.
               T. Rowe Price Blue Chip Growth Fund, Inc.
               T. Rowe Price Capital Appreciation Fund
               T. Rowe Price Capital Opportunity Fund, Inc.
               T. Rowe Price Dividend Growth Fund, Inc.
               T. Rowe Price Equity Income Fund
               T. Rowe Price Growth & Income Fund, Inc.
               T. Rowe Price Growth Stock Fund, Inc.
               Institutional International Funds, Inc. on behalf of:
                   Foreign Equity Fund
               T. Rowe Price International Funds, Inc. on behalf of:
                   T. Rowe Price European Stock Fund
                   T. Rowe Price International Discovery Fund
                   T. Rowe Price International Stock Fund
                   T. Rowe Price Japan Fund
                   T. Rowe Price Latin America Fund
                   T. Rowe Price New Asia Fund
               T. Rowe Price International Series, Inc., on behalf of:
                   T. Rowe Price International Stock Portfolio
               T. Rowe Price Mid-Cap Growth Fund, Inc.
               T. Rowe Price New Era Fund, Inc.
               T. Rowe Price New Horizons Fund, Inc.
               T. Rowe Price OTC Fund, Inc. on behalf of:
                   T. Rowe Price OTC Fund
               T. Rowe Price Science & Technology Fund, Inc.
               T. Rowe Price Small-Cap Value Fund, Inc.
               CUNA Mutual Funds, Inc. on behalf of:
                   CUNA Mutual Cornerstone Fund
               T. Rowe Price Equity Series, Inc. on behalf of:
                   T. Rowe Price Equity Income Portfolio
                   T. Rowe Price New America Growth Portfolio
                   T. Rowe Price Personal Strategy Balanced Portfolio
               T. Rowe Price New America Growth Fund, Inc.
               T. Rowe Price Value Fund, Inc.








          PAGE 46
               Income Funds

               T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
               T. Rowe Price High Yield Fund, Inc.
               T. Rowe Price New Income Fund, Inc.
               T. Rowe Price Short-Term Bond Fund, Inc.
               T. Rowe Price Summit Funds, Inc. on behalf of:
                   T. Rowe Price Summit Limited-Term Bond Fund
               T. Rowe Price International Funds, Inc. on behalf of:
                   T. Rowe Price Global Government Income Fund
                   T. Rowe Price International Bond Fund
                   T. Rowe Price Short-Term Global Income Fund
                   T. Rowe Price Emerging Markets Bond Fund
               T. Rowe Price Income Series, Inc. on behalf of:
                   T. Rowe Price Limited-Term Bond Portfolio
               T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
                   T. Rowe Price Personal Strategy Balanced Fund
                   T. Rowe Price Personal Strategy Growth Fund
                   T. Rowe Price Personal Strategy Income Fund


          II.  ACCOUNTS SUBJECT TO ERISA        The ERISA Rider is
                                                applicable to all Customers
               T. Rowe Price Trust Company,     under Section II of this
                  as Trustee for the Johnson    Schedule A.
                  Matthey Salaried Employee
                  Savings Plan

               Common Trust Funds

               T. Rowe Price Trust company,
               as Trustee for the International
               Common Trust Fund on behalf of
               the Underlying Trusts:

                  Foreign Discovery Trust
                  Foreign Discovery Trust-Augment
                  Pacific Discovery Trust
                  European Discovery Trust
                  Japan Discovery Trust
                  Latin American Discovery Trust

               New York City International Common Trust Fund

          III. OTHER                            No Riders are applicable to
                                                the Customer listed under
               RPFI International               Section III of this
                  Partners, L.P.                Schedule A.

















          PAGE 47
                                 AMENDMENT AGREEMENT

               AMENDMENT AGREEMENT, dated as of May 31, 1995 (the "Amendment Agreement") to the Global Custody Agreement, effective January 3, 1994, as amended (the "Custody Agreement") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and THE CHASE MANHATTAN BANK, N.A. (the "Bank"). Terms defined in the Custody Agreement are used herein as therein defined.

                                     WITNESSETH:

               WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

               NOW, THEREFORE, the parties hereto agree as follows:

               1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add and delete certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

               2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

               3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

               4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.


























          PAGE 48
               IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                                   THE CHASE MANHATTAN BANK, N.A.

                                        /s/Alan P. Naughton
                                   By:_________________________________
                                        Alan P. Naughton
                                        Vice President

                                   EACH OF THE CUSTOMERS LISTED IN
                                   ATTACHMENT A HERETO, SEPARATELY AND
                                   INDIVIDUALLY

                                        /s/Carmen F. Deyesu
                                   By:_________________________________
                                        Carmen F. Deyesu
                                        Treasurer















































          PAGE 49
                                                               Attachment A



                                  LIST OF CUSTOMERS

          Add the following Fund:

          T. Rowe Price International Funds, Inc. on behalf of:
            T. Rowe Price Emerging Markets Stock Fund


          Delete the following Fund:

          CUNA Mutual Funds, Inc. on behalf of:
            CUNA Mutual Cornerstone Fund

















































          PAGE 50
                                                               Attachment B

                                                                 Schedule A

                                                                Page 1 of 2


                   LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                            GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK, N.A.
                                DATED JANUARY 3, 1993


                                                 APPLICABLE RIDERS TO
                      CUSTOMER                 GLOBAL CUSTODY AGREEMENT

          I.   INVESTMENT                       The Mutual Fund Rider is
               COMPANIES/PORTFOLIOS             applicable to all Customers
               REGISTERED UNDER THE             listed under Section I
               INVESTMENT COMPANY ACT OF 1940   of this Schedule A.

               Equity Funds

               T. Rowe Price Balanced Fund, Inc.
               T. Rowe Price Blue Chip Growth Fund, Inc.
               T. Rowe Price Capital Appreciation Fund
               T. Rowe Price Capital Opportunity Fund, Inc.
               T. Rowe Price Dividend Growth Fund, Inc.
               T. Rowe Price Equity Income Fund
               T. Rowe Price Growth & Income Fund, Inc.
               T. Rowe Price Growth Stock Fund, Inc.
               Institutional International Funds, Inc. on behalf of:
                   Foreign Equity Fund
               T. Rowe Price International Funds, Inc. on behalf of:
                   T. Rowe Price European Stock Fund
                   T. Rowe Price International Discovery Fund
                   T. Rowe Price International Stock Fund
                   T. Rowe Price Japan Fund
                   T. Rowe Price Latin America Fund
                   T. Rowe Price New Asia Fund
                   T. Rowe Price Emerging Markets Stock Fund
               T. Rowe Price International Series, Inc., on behalf of:
                   T. Rowe Price International Stock Portfolio
               T. Rowe Price Mid-Cap Growth Fund, Inc.
               T. Rowe Price New Era Fund, Inc.
               T. Rowe Price New Horizons Fund, Inc.
               T. Rowe Price OTC Fund, Inc. on behalf of:
                   T. Rowe Price OTC Fund
               T. Rowe Price Science & Technology Fund, Inc.
               T. Rowe Price Small-Cap Value Fund, Inc.
               T. Rowe Price Equity Series, Inc. on behalf of:
                   T. Rowe Price Equity Income Portfolio
                   T. Rowe Price New America Growth Portfolio
                   T. Rowe Price Personal Strategy Balanced Portfolio
               T. Rowe Price New America Growth Fund, Inc.
               T. Rowe Price Value Fund, Inc.









          PAGE 51
               Income Funds

               T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
               T. Rowe Price High Yield Fund, Inc.
               T. Rowe Price New Income Fund, Inc.
               T. Rowe Price Short-Term Bond Fund, Inc.
               T. Rowe Price Summit Funds, Inc. on behalf of:
                   T. Rowe Price Summit Limited-Term Bond Fund
               T. Rowe Price International Funds, Inc. on behalf of:
                   T. Rowe Price Global Government Income Fund
                   T. Rowe Price International Bond Fund
                   T. Rowe Price Short-Term Global Income Fund
                   T. Rowe Price Emerging Markets Bond Fund
               T. Rowe Price Income Series, Inc. on behalf of:
                   T. Rowe Price Limited-Term Bond Portfolio
               T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
                   T. Rowe Price Personal Strategy Balanced Fund
                   T. Rowe Price Personal Strategy Growth Fund
                   T. Rowe Price Personal Strategy Income Fund


          II.  ACCOUNTS SUBJECT TO ERISA        The ERISA Rider is
                                                applicable to all Customers
               T. Rowe Price Trust Company,     under Section II of this
                  as Trustee for the Johnson    Schedule A.
                  Matthey Salaried Employee
                  Savings Plan

               Common Trust Funds

               T. Rowe Price Trust company,
               as Trustee for the International
               Common Trust Fund on behalf of
               the Underlying Trusts:

                  Foreign Discovery Trust
                  Foreign Discovery Trust-Augment
                  Pacific Discovery Trust
                  European Discovery Trust
                  Japan Discovery Trust
                  Latin American Discovery Trust

               New York City International Common Trust Fund

          III. OTHER                            No Riders are applicable to
                                                the Customer listed under
               RPFI International               Section III of this
                  Partners, L.P.                Schedule A.

















          PAGE 52
                                 AMENDMENT AGREEMENT

               AMENDMENT AGREEMENT, dated as of November 1, 1995 (the "Amendment Agreement") to the Global Custody Agreement, effective January 3, 1994, as amended (the "Custody Agreement") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and THE CHASE MANHATTAN BANK, N.A. (the "Bank"). Terms defined in the Custody Agreement are used herein as therein defined.

                                     WITNESSETH:

               WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

               NOW, THEREFORE, the parties hereto agree as follows:

               1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add and delete certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

               2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

               3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

               4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.


























          PAGE 53
               IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                                   THE CHASE MANHATTAN BANK, N.A.

                                        /s/Alan R. Naughton
                                   By:_________________________________
                                        Alan R. Naughton
                                        Vice President

                                   EACH OF THE CUSTOMERS LISTED IN
                                   ATTACHMENT A HERETO, SEPARATELY AND
                                   INDIVIDUALLY

                                        /s/Carmen F. Deyesu
                                   By:_________________________________
                                        Carmen F. Deyesu
                                        Treasurer















































          PAGE 54
                                                               Attachment A



                                  LIST OF CUSTOMERS

          Add the following Funds:

          T. Rowe Price International Funds, Inc. on behalf of:
            T. Rowe Price Global Stock Fund
          T. Rowe Price Corporate Income Fund, Inc.
          T. Rowe Price Health & Life Sciences Fund, Inc.





















































          PAGE 55
                                                               Attachment B

                                                                 Schedule A

                                                                Page 1 of 2


                   LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                            GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK, N.A.
                                DATED JANUARY 3, 1993

                                                 APPLICABLE RIDERS TO
                      CUSTOMER                 GLOBAL CUSTODY AGREEMENT

          I.   INVESTMENT                       The Mutual Fund Rider is
               COMPANIES/PORTFOLIOS             applicable to all Customers
               REGISTERED UNDER THE             listed under Section I
               INVESTMENT COMPANY ACT OF 1940   of this Schedule A.

               Equity Funds

               T. Rowe Price Balanced Fund, Inc.
               T. Rowe Price Blue Chip Growth Fund, Inc.
               T. Rowe Price Capital Appreciation Fund
               T. Rowe Price Capital Opportunity Fund, Inc.
               T. Rowe Price Dividend Growth Fund, Inc.
               T. Rowe Price Equity Income Fund
               T. Rowe Price Growth & Income Fund, Inc.
               T. Rowe Price Growth Stock Fund, Inc.
               Institutional International Funds, Inc. on behalf of:
                   Foreign Equity Fund
               T. Rowe Price International Funds, Inc. on behalf of:
                   T. Rowe Price European Stock Fund
                   T. Rowe Price International Discovery Fund
                   T. Rowe Price International Stock Fund
                   T. Rowe Price Japan Fund
                   T. Rowe Price Latin America Fund
                   T. Rowe Price New Asia Fund
                   T. Rowe Price Emerging Markets Stock Fund
                   T. Rowe Price Global Stock Fund
               T. Rowe Price International Series, Inc., on behalf of:
                   T. Rowe Price International Stock Portfolio
               T. Rowe Price Mid-Cap Growth Fund, Inc.
               T. Rowe Price New Era Fund, Inc.
               T. Rowe Price New Horizons Fund, Inc.
               T. Rowe Price OTC Fund, Inc. on behalf of:
                   T. Rowe Price OTC Fund
               T. Rowe Price Science & Technology Fund, Inc.
               T. Rowe Price Small-Cap Value Fund, Inc.
               T. Rowe Price Equity Series, Inc. on behalf of:
                   T. Rowe Price Equity Income Portfolio
                   T. Rowe Price New America Growth Portfolio
                   T. Rowe Price Personal Strategy Balanced Portfolio
               T. Rowe Price New America Growth Fund, Inc.
               T. Rowe Price Value Fund, Inc.
               T. Rowe Price Health & Life Sciences Fund, Inc.








          PAGE 56
               Income Funds

               T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
               T. Rowe Price High Yield Fund, Inc.
               T. Rowe Price New Income Fund, Inc.
               T. Rowe Price Short-Term Bond Fund, Inc.
               T. Rowe Price Summit Funds, Inc. on behalf of:
                   T. Rowe Price Summit Limited-Term Bond Fund
               T. Rowe Price International Funds, Inc. on behalf of:
                   T. Rowe Price Global Government Income Fund
                   T. Rowe Price International Bond Fund
                   T. Rowe Price Short-Term Global Income Fund
                   T. Rowe Price Emerging Markets Bond Fund
               T. Rowe Price Income Series, Inc. on behalf of:
                   T. Rowe Price Limited-Term Bond Portfolio
               T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
                   T. Rowe Price Personal Strategy Balanced Fund
                   T. Rowe Price Personal Strategy Growth Fund
                   T. Rowe Price Personal Strategy Income Fund
               T. Rowe Price Corporate Income Fund, Inc.


          II.  ACCOUNTS SUBJECT TO ERISA        The ERISA Rider is
                                                applicable to all Customers
               T. Rowe Price Trust Company,     under Section II of this
                  as Trustee for the Johnson    Schedule A.
                  Matthey Salaried Employee
                  Savings Plan

               Common Trust Funds

               T. Rowe Price Trust company,
               as Trustee for the International
               Common Trust Fund on behalf of
               the Underlying Trusts:

                  Foreign Discovery Trust
                  Foreign Discovery Trust-Augment
                  Pacific Discovery Trust
                  European Discovery Trust
                  Japan Discovery Trust
                  Latin American Discovery Trust

               New York City International Common Trust Fund

          III. OTHER                            No Riders are applicable to
                                                the Customer listed under
               RPFI International               Section III of this
                  Partners, L.P.                Schedule A.